SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2008

CenturyTel, Inc.
(Exact Name of Registrant as Specified in Charter)

Louisiana	1-7784	72-0651161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 CenturyTel Drive Monroe, Louisiana		71203
(Address of Principal Executive Offices)		(Zip Code)
(318) 388-9000
Registrant’s telephone number, including area code

n/a
(Former Name and Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     (a) On November 14, 2008, CenturyTel, Inc. filed Articles of Amendment (the “Amendment”) to its Amended and Restated Articles of Incorporation with the Secretary of State of Louisiana, to eliminate references to and provisions regarding the rights of holders of Series H Preferred Stock of CenturyTel, of which there are no longer any shares outstanding, and Series BB Preferred Stock of CenturyTel, of which no shares were ever issued. A copy of the Amended and Restated Articles of Incorporation, as amended, including a copy of the Amendment, are attached hereto as Exhibit 3.1 and are incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01. Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits.

Exhibit No.	Document Designation

3.1	Amended and Restated Articles of Incorporation of CenturyTel,
Inc., as amended

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2008

CENTURYTEL, INC.

By:	/s/ Neil A. Sweasy
Name: Neil A. Sweasy
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and Restated Articles of Incorporation of CenturyTel,
Inc., as amended